Because the electronic format for filing Form N-SAR does not provide adequate space for responding to items 15, 73A, and 74V completely, the answers are as follows:. . .

 				This page is being
     CUSTODIAN/SUB-CUSTODIAN                  filed for ALL series.

15.A) Custodian/Sub-custodian: SLOVENSKA STATNA SPORITELNA
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: BRATISLA           State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SLOVAK REPUBLIC        Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X




 Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                  filed for ALL series.

15.A) Custodian/Sub-custodian: FIRST RAND BANK LTD.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: JOHANNESBURG      State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SOUTH AFRICA          Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                   filed for ALL series.

15.A) Custodian/Sub-custodian: SOCIETE GENERALE (ZA)
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: JOHANNESBURG      State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SOUTH AFRICA          Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                    filed for ALL series.

15.A) Custodian/Sub-custodian: STANDARD BANK OF SOUTH AFRICA
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: JOHANNESBURG        State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SOUTH AFRICA            Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN             filed for ALL series.

15.A) Custodian/Sub-custodian: BANCO BILBAO VIZCAYA ARGENTARIA
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: MADRID             State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SPAIN                  Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                  filed for ALL series.

15.A) Custodian/Sub-custodian: SANTANDER CENTRAL HISPANO INVESTMENT SA
				 BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: MADRID            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SPAIN                 Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                     filed for ALL series.

15.A) Custodian/Sub-custodian: SEB MERCHANT BANKING
			  BANKING CORP. (TW)
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: STOCKHOLM         State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SWEDEN                Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN             filed for ALL series.

15.A) Custodian/Sub-custodian: SVENSKA HANDELSBANKEN
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: STOCKHOLM   State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SWEDEN          Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN             filed for ALL series.

15.A) Custodian/Sub-custodian: UBS A.G.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: ZURICH           State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SWITZERLAND          Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





 Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                filed for ALL series.

15.A) Custodian/Sub-custodian: CATHAY UNITED BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: TAIPEI             State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TAIWAN                 Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN           filed for ALL series.

15.A) Custodian/Sub-custodian: FAR EASTERN INTERNATIONAL BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: TAIPEI         State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TAIWAN             Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                             SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN           filed for ALL series.

15.A) Custodian/Sub-custodian: HONG KONG AND SHANGHAI BANKING CORP. (TW)
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: TAIPEI         State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TAIWAN             Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN              filed for ALL series.

15.A) Custodian/Sub-custodian: INTERNATIONAL BANK OF TAIPEI
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: TAIPEI              State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TAIWAN                  Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                   filed for ALL series.

15.A) Custodian/Sub-custodian: INTERNATIONAL COMMERCIAL BANK OF CHINA

   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: TAIPEI           State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TAIWAN               Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                 filed for ALL series.

15.A) Custodian/Sub-custodian: HONG KONG AND SHANGHAI BANKING CORP. (TH)

   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: BANGKOK          State:    Zip Code:       Zip Ext.:
   D) Foreign Country: THAILAND             Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                 filed for ALL series.

15.A) Custodian/Sub-custodian: KASIKORNBANK PUBLIC COMPANY LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: BANGKOK         State:    Zip Code:       Zip Ext.:
   D) Foreign Country: THAILAND            Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN           filed for ALL series.

15.A) Custodian/Sub-custodian: SIAM COMMERCIAL BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: BANGKOK        State:    Zip Code:       Zip Ext.:
   D) Foreign Country: THAILAND           Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN      filed for ALL series.

15.A) Custodian/Sub-custodian: THAI MILITARY BANK PUBLIC CO. LTD.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: BANGKOK            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: THAILAND               Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                filed for ALL series.

15.A) Custodian/Sub-custodian: BANQUE INTERNATIONALE ARABE DE TUNISIE
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: TUNIS            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TUNISIA              Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN           filed for ALL series.

15.A) Custodian/Sub-custodian: TURKIYE GRANTI BANKASI (GARANTI BANK)
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: ISTANBUL            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TURKEY                  Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN               filed for ALL series.

15.A) Custodian/Sub-custodian: TURKIYE IS BANKASI S A
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: ISTANBUL            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TURKEY                  Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN               filed for ALL series.

15.A) Custodian/Sub-custodian: YAPI VE KREDI BANKASI S.A.

   C) City: ISTANBUL       State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TURKEY             Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9

This page is being
     CUSTODIAN/SUB-CUSTODIAN               filed for ALL series.

15.A) Custodian/Sub-custodian: ING BANK (UKRAINE)
   C) City: KIEV      State:    Zip Code:       Zip Ext.:
   D) Foreign Country: UKRAINE       Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9
This page is being
     CUSTODIAN/SUB-CUSTODIAN               filed for ALL series.

15.A) Custodian/Sub-custodian: THE BANK OF NEW YORK
   C) City: LONDON      State:    Zip Code:       Zip Ext.:
   D) Foreign Country: UNITED KINGDOM  Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9

This page is being
     CUSTODIAN/SUB-CUSTODIAN               filed for ALL series.

15.A) Custodian/Sub-custodian: BANCO DE VENEZUELA
   C) City: CARACAS           State:    Zip Code:       Zip Ext.:
   D) Foreign Country: VENEZUELA          Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9

This page is being
     CUSTODIAN/SUB-CUSTODIAN               filed for ALL series.

15.A) Custodian/Sub-custodian: BANCO MERCANTIL
   C) City: CARACAS        State:    Zip Code:       Zip Ext.:
   D) Foreign Country: VENEZUELA          Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9

This page is being
     CUSTODIAN/SUB-CUSTODIAN               filed for ALL series.

15.A) Custodian/Sub-custodian: BANCO VENEZOLANO DE CREDITO
   C) City: CARACAS    State:    Zip Code:       Zip Ext.:
   D) Foreign Country: VENEZUELA      Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9



This page being
FINANCIAL INFORMATION (Cont. from Screen 33)     filed for series 1.


EXPENSES (Negative answers are allowed for the period covered by this form

            on this screen for 72Z only)               ($000's omitted)
72.Y) Expense reimbursements -------------------------- $      	0
   Z) Net investment income --------------------------- $       0
	  AA) Realized capital gains --------------------- $    0
	  BB) Realized capital losses -------------------- $    0
  CC) 1. Net unrealized appreciation during the period --- $    0
      2. Net unrealized depreciation during the period --- $    0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $ 1290
2. Dividends for a second class of open-end
         company shares -----------------------------------$  402
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $    0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
"   A) 1. Dividends from net investment income ----- $0.122, 0.081, 0.081,
"      2. Dividends for a second class of open-end
          company shares ----------------- $0.088, 0.108, 0.088, 0.136
   B) Distribution of capital gains ------------------- $0.167
   C) Other distributions ----------------------------- $0
                              SCREEN NUMBER: 34


This page being
FINANCIAL INFORMATION (Cont. from Screen 33)     filed for series 2.


EXPENSES (Negative answers are allowed for the period covered by this form

            on this screen for 72Z only)               ($000's omitted)
72.Y) Expense reimbursements -------------------------- $      	0
   Z) Net investment income --------------------------- $       0
	  AA) Realized capital gains --------------------- $    0
	  BB) Realized capital losses -------------------- $    0
  CC) 1. Net unrealized appreciation during the period --- $    0
      2. Net unrealized depreciation during the period --- $    0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $ 	0
2. Dividends for a second class of open-end
         company shares -----------------------------------$    0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $    0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
"   A) 1. Dividends from net investment income ----- $0.08, 0.03
"      2. Dividends for a second class of open-end
          company shares ------------ $0.03, 0.06, 0.08, 0.06, 0.09
   B) Distribution of capital gains ------------------- $0
   C) Other distributions ----------------------------- $0
                              SCREEN NUMBER: 34



This page being
FINANCIAL INFORMATION (Cont. from Screen 33)     filed for series 3.


EXPENSES (Negative answers are allowed for the period covered by this form

            on this screen for 72Z only)               ($000's omitted)
72.Y) Expense reimbursements -------------------------- $      	0
   Z) Net investment income --------------------------- $       0
	  AA) Realized capital gains --------------------- $    0
	  BB) Realized capital losses -------------------- $    0
  CC) 1. Net unrealized appreciation during the period --- $    0
      2. Net unrealized depreciation during the period --- $    0
  DD) 1. Total income dividends for which record date
         passed during the period ------------------------ $ 	0
2. Dividends for a second class of open-end
         company shares -----------------------------------$    0
  EE) Total capital gains distributions for which
      record date passed during the period --------------- $    0
73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
"   A) 1. Dividends from net investment income ----- $0.00, 0.00
"      2. Dividends for a second class of open-end
          company shares ----------------------- $0.00, 0.00, 0.00
   B) Distribution of capital gains ------------------- $0
   C) Other distributions ----------------------------- $0
                              SCREEN NUMBER: 34

This page being
(Continued from Screen 35)                                filed for series 1.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased -------- $        0
   P) Amounts owed to affiliated persons -------------------$        0
   Q) Senior long-term debt --------------------------------$        0
   R) Other liabilities:1. Reverse repurchase agreements ---$        0
                        2. Short sales -------------------- $        0
                        3. Written options -----------------$        0
                        4. All other liabilities -----------$        0
   S) Senior equity ----------------------------------------$        0
   T) Net assets of common shareholders --------------------$        0
   U) 1. Number of shares outstanding ----------------------$	     0
      2. Number of shares outstanding of a second class of shares
         of open-end company --------------------------------        0
"   V) 1. Net asset value per share(to nearest cent)---$11.58, $10.92
"	2. Net asset value per share of a second class of open-end
         company shares (to nearest cent)------------- $10.92, $10.92,
   						$10.94, $10.91, $10.95
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ----------$   0.0000
   X) Total number of shareholder accounts -----------------$        0
   Y) Total value of assets in segregated accounts ---------$        0
                              SCREEN NUMBER: 36

This page being
(Continued from Screen 35)                                filed for series 2.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased -------- $        0
   P) Amounts owed to affiliated persons -------------------$        0
   Q) Senior long-term debt --------------------------------$        0
   R) Other liabilities:1. Reverse repurchase agreements ---$        0
                        2. Short sales -------------------- $        0
                        3. Written options -----------------$        0
                        4. All other liabilities -----------$        0
   S) Senior equity ----------------------------------------$        0
   T) Net assets of common shareholders --------------------$        0
   U) 1. Number of shares outstanding ----------------------$	     0
      2. Number of shares outstanding of a second class of shares
         of open-end company --------------------------------        0
"   V) 1. Net asset value per share(to nearest cent)---$11.90, $11.86
"	2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) ----------- $11.86, $11.83,
      						$11.90, $11.85, $11.92
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ----------$   0.0000
   X) Total number of shareholder accounts -----------------$        0
   Y) Total value of assets in segregated accounts ---------$        0
                              SCREEN NUMBER: 36

This page being
(Continued from Screen 35)                                filed for series 3.
   Condensed balance sheet data:         As of the end of current reporting
                                        period (000's omitted except for per
                                        share amounts and number of accounts)
74.O) Payables for portfolio instruments purchased -------- $        0
   P) Amounts owed to affiliated persons -------------------$        0
   Q) Senior long-term debt --------------------------------$        0
   R) Other liabilities:1. Reverse repurchase agreements ---$        0
                        2. Short sales -------------------- $        0
                        3. Written options -----------------$        0
                        4. All other liabilities -----------$        0
   S) Senior equity ----------------------------------------$        0
   T) Net assets of common shareholders --------------------$        0
   U) 1. Number of shares outstanding ----------------------$	     0
      2. Number of shares outstanding of a second class of shares
         of open-end company --------------------------------        0
"   V) 1. Net asset value per share(to nearest cent)---$12.29, $11.79
"	2. Net asset value per share of a second class of open-end
         company shares (to nearest cent) -------------$11.79,$11.79,
						$12.28,	$11.81, $12.48
   W) Mark-to-market net asset value per share
      for money market funds only (to 4 decimals) ----------$   0.0000
   X) Total number of shareholder accounts -----------------$        0
   Y) Total value of assets in segregated accounts ---------$        0
                              SCREEN NUMBER: 36